                                                                       Exhibit d

                CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                    A STATUTORY BUSINESS TRUST (THE "TRUST")

                          FORM OF SPECIMEN CERTIFICATE


                NUMBER                                                                         SHARES
                -------                                                                        -------
                                                                                 THIS CERTIFICATE IS TRANSFERABLE IN
                                                                                              NEW YORK
                                                                                        CUSIP NO. 128117 10 8
                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS


FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, NO PAR VALUE, OF

Calamos Convertible Opportunities and Income Fund, a series of the Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile signatures of its duly authorized officers

DATED:

----------------------------                   ---------------------------------
   James S. Hamman, Jr.                             John P. Calamos
   Secretary                                        President




                                                COUNTERSIGNED AND REGISTERED;
                                                THE BANK OF NEW YORK

                                                TRANSFER AGENT AND REGISTRAR

                                                BY
                                                  ------------------------------
                                                     AUTHORIZED SIGNATURE

                CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

     The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common                      UNIF GIFT MIN ACT - ________ Custodian _________
                                                                         (Cust)             (Minor)
TEN ENT - as tenants by the entireties                                            under Uniform Gifts to Minors

                                                                                  Act______________________
                                                                                              (State)
JT TEN      -  as joint tenants with right
               of survivorship and not as
               tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE


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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                         Shares
-------------------------------------------------------------------------
of Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------


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Attorney to transfer the said Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated:
      --------------------------            ------------------------------------
                                            Signature

                                               NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH
                                            THE NAME AS WRITTEN UPON THE FACE
                                            OF THE CERTIFICATE IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT, OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

By
  ------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 AD-15.